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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        March 7, 2002
                                                -------------------------------

                                 OFFICEMAX, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)




             Ohio                       1-13380               34-1573735
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(State or Other Jurisdiction          (Commission           (IRS Employer
        of Incorporation)             File Number)         Identification No.)





3605 Warrensville Center Road, Shaker Heights, Ohio                 44122
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (216) 471-6900



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ITEM 5.  REGULATION FD DISCLOSURE.

                  On March 7, 2002, members of the senior management of OfficeMax, Inc. ("OfficeMax") will be making a presentation to certain of OfficeMax's vendors, members of its corporate and field management teams and certain financial analysts, portfolio managers and investors at OfficeMax's annual vendor and leadership summit meeting. A portion of the presentation materials to be delivered by Michael Feuer, Chairman and Chief Executive Officer of OfficeMax, and Gary Peterson, President and Chief Operating Officer of OfficeMax, are filed as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (c)      Exhibits

                    Exhibit 99.1 Excerpts from presentation materials of Michael Feuer, Chairman and Chief Executive Officer of OfficeMax, to be delivered on March 7, 2002 at OfficeMax's vendor and leadership summit meeting.

                    Exhibit 99.2    Excerpts from presentation materials of
                                    Gary Peterson, President and Chief Operating
                                    Officer of OfficeMax, to be delivered on March 7, 2002 at OfficeMax's vendor and leadership summit meeting.












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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       By:   /s/ Ross H. Pollock
                                          -------------------------------------
                                            Ross H. Pollock
                                            Secretary









Dated:  March 7, 2002


















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